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                            BNY HAMILTON FUNDS, INC.
                  Prospectus Supplement dated February 26, 2003
                       to Prospectus dated April 30, 2002

Important news for shareholders of BNY Hamilton International Equity CRT Fund

Credit Agricole Asset Management (formerly known as IndoCam International Investment Services) has provided notice to the BNY Hamilton International Equity CRT Fund (the "Fund") that it intends to resign as the Fund's subadviser effective March 31, 2003. On March 31, 2003, The Bank of New York (the "Advisor") will assume responsibility for managing the assets of the Fund pursuant to the Fund's existing Investment Advisory Agreement with the Advisor. Commencing March 31, 2003, the management fee charged the Fund will be reduced to 0.75% of average daily net assets.

Beginning April 30, 2003, new investment strategies are expected to take effect for the Fund. The Fund's investment objective will not change. However, rather than primarily purchasing and holding securities of non-U.S. issuers directly, the Fund will pursue its objective by investing primarily in Depositary Receipts ("DRs") representing securities of non-U.S. issuers. DRs are U.S. securities that represent securities of a non-U.S. issuer that are deposited in a custody account of the U.S. bank that administers the non-U.S. issuer's DR program. It is anticipated that the Advisor will screen the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index universe of approximately 1000 issuers, representing the developed securities markets, for the availability of issuers with a sponsored or unsponsored DR facility. Using a proprietary mathematical algorithm, the Advisor will analyze issuers with DR facilities and construct a portfolio to reflect the characteristics of the developed markets. The Fund is expected to hold DRs representing 150-250 foreign issuers. As with the current strategy, the Fund's country allocation is expected to be within 5% of that of the MSCI EAFE Index. Under normal circumstances, the Fund will invest at least 80% of its total assets in equity securities, including DRs representing securities of non-U.S. issuers.

There may be additional risks associated with the new investment strategy. Some non-U.S. issuers do not have established DR programs. Because the Fund will pursue its objective by investing primarily in DRs representing securities of non-U.S. issuers, the Fund will not generally pursue opportunities for investment in non-U.S. issuers that do not have DR programs but that might otherwise be attractive investments for the Fund.

In implementing the new investment strategy, the Advisor will attempt to minimize any costs where reasonably consistent with the Fund's new investment strategy. However, any change in investment strategy and portfolio managers can be expected to result in additional portfolio turnover.

Effective March 31, 2003, the disclosure with respect to the Portfolio Manager of the Fund on page 22 of the above-noted Prospectus will be deleted and replaced with the following:

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The International Equity CRT Fund is managed by Lloyd Buchanan and Robert
Windsor. Mr. Buchanan and Mr. Windsor have been Portfolio Managers in the Index Fund Management Division of the Advisor since January 2002. Prior to joining the Advisor, Mr. Buchanan was a Vice President and the Chief Operating Officer of Axe-Houghton Associates, Inc., an investment management subsidiary of Hoenig Group, Inc. He joined Axe-Houghton in May 1988. Prior to joining the Advisor, Mr. Windsor was a Vice President and Portfolio Manager at Axe-Houghton. He joined Axe-Houghton in March 1984.

           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                             FOR FUTURE REFERENCE.

                            BNY HAMILTON FUNDS, INC.
 Statement of Additional Information ("SAI") Supplement dated February 26, 2003 to SAI dated April 30, 2002, as revised on May 31, 2002

Effective March 31, 2003, references to Credit Agricole Asset Management (formerly known as IndoCam International Investment Services) will be deleted from the SAI. These references appear under the first paragraph of the SAI and the section entitled "Investment Advisor."

Effective April 30, 2003, the paragraph applicable to the Fund under the heading "Investment Objectives and Policies" will be revised to reflect the Fund's new strategy of investing primarily in depositary receipts representing securities of non-U.S. issuers.

              INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI
                              FOR FUTURE REFERENCE.